Exhibit 99.2
Transatlantic Re To Combine With Alleghany
Employee Frequently Asked Questions and Answers
What does today’s announcement mean?
We have announced a definitive agreement under which Alleghany will combine with Transatlantic, whose stockholders will receive aggregate consideration currently valued at $59.79 per share based on Alleghany’s closing price on November 18, 2011, consisting of stock and cash.
What approvals will be required?
The transaction is subject to customary regulatory approvals, closing conditions and approvals by the companies’ respective stockholders. It is not subject to a financing condition.
When will the transaction be completed?
We expect the transaction to close in the first quarter of 2012.
What will happen to our ratings?
Following completion of the transaction, Transatlantic will become an independent subsidiary of Alleghany. It is expected that Transatlantic will maintain its current ratings of “A+” from Standard & Poor’s and “A” from A.M. Best, which will enable the company to preserve its current industry-leading franchise.
Why is Transatlantic entering this transaction?
After a thorough, deliberate review, our Board of Directors unanimously concluded that partnering with Alleghany delivers immediate value to our stockholders, while providing a unique and compelling opportunity to create long-term value by combining the strength of the Transatlantic franchise and balance sheet with Alleghany’s leading U.S. specialty insurance platform and superior investment track record.
Importantly, throughout our review, we evaluated potential transactions based on several fundamental criteria, including the ability to offer compelling value to our stockholders, maintain strong ratings for Transatlantic, provide certainty of completion, and create significant upside potential for stockholders. Combining with Alleghany meets all these criteria.
In addition, both companies are complementary. While there is virtually no overlap in underwriting operations, the cultures are highly compatible, which we believe will make integration seamless and efficient.
Who is Alleghany?
Alleghany Corporation, through its subsidiaries (including RSUI) engages in the property and casualty, and surety insurance business in the United States.
What will happen between now and closing?
Prior to closing both companies will continue to operate independently. During this time it is business as usual.
What will happen after closing?
Once the deal closes, we expect the deal to have little or no impact on our underwriting activities, as the two companies have complementary businesses with virtually no overlap. Transatlantic will continue to execute on its current business plan.

What will the management structure look like after closing?
Bob Orlich will retire as CEO at the end of 2011, and will continue to serve as a Director and Senior Adviser to Transatlantic.
Mike Sapnar will retain his current role as Transatlantic’s President and become CEO on Jan 1, 2012.
Once the deal closes, Joe Brandon, the former CEO of General Re, will become Chairman of Transatlantic’s Board. Three of our current Board Members will be joining Alleghany’s Board, which will expand from 11 to 14 to accommodate them.
How will this transaction impact our existing relationships with clients or brokers?
For our customers and brokers, business as usual means the preservation of the Transatlantic brand as a separate entity, with our own perspective and risk appetite. Our customers and brokers have shown confidence in us in the past, and we will continue to reward their confidence in the future.
In the immediate future (prior to closing) we are legally obliged to act as totally independent companies (which will not be difficult given our almost complete lack of overlap), and there will be no change in our risk appetite as we approach the January 1st renewals. Business as usual means business as usual.
You can tell a client or broker that this is great news for Transatlantic. This combination strengthens our capital base, provides us with long term stability and solidifies our position in the global re/insurance market place. The two companies have very complementary businesses and they should not see any change in our appetite and service.
Will there be any office closures?
We do not expect to leave any markets as a result of the transaction.
Will there be any layoffs?
We believe that the integration will be seamless and efficient given that Transatlantic will become an independent subsidiary of Alleghany, that there is virtually no business overlap, and that the cultures are similar. As such, we do not expect layoffs within our underwriting operations as a result of the transaction. Be assured that we are committed to honest and prompt communication about all aspects of the integration. You will be updated regularly about the integration process and any changes will be communicated quickly and transparently.
Will there be any changes to my salary? What about health, retirement or other benefits?
No. Your salary and benefits will remain unchanged as a result of this transaction.
What should I say if I am contacted by the media or any other third-party?
As this situation is likely to generate media interest, it is important that we continue to speak with one voice. If you receive any questions from the media or any other external parties regarding this matter, please forward them to Tom Cholnoky at (212) 365-2292.
Who can I contact with questions?
We are committed to keeping you informed throughout this process. If you do have questions, please ask your manager, or feel free to reach out to Gary Schwartz, EVP & General Counsel at (212) 365-2050 or via email at gschwartz@transre.com.

Cautionary Note Regarding Forward-Looking Statements
In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupts current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036.
Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Validus Exchange Offer
     This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. (“Validus”), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Additional Information about the Validus Consent Solicitation
     On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus’s proposals to, among other things, remove all of of Transatlantic’s directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the “Preliminary Revocation Statement”) in connection with Validus’s solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic’s definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC’s website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
     Transatlantic, its directors and executive officers may be deemed to be participants in a solicitation of Transatlantic’s stockholders in connection with the Validus consent solicitation. Information about Transatlantic’s directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic’s Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011.